SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      October 26, 2004
                                                --------------------------------
                                                     (October 26, 2004)


                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-20348                                            43-1465483
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 (Commission File Number)                      (IRS Employer Identification No.)


   8235 Forsyth Blvd, St. Louis, MO                                  63105
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K


Item 2.02 Results of Operations and Financial Condition.

     On October 26, 2004, D&K Healthcare Resources, Inc. (the " Company") announced via press release the Company's results for its first quarter of fiscal year 2005, ended September 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1 Press Release issued by D&K Healthcare Resources, Inc., dated October 26, 2004, reporting the Company's first quarter fiscal year 2005 preliminary results for the period ended September 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004

                                                D & K HEALTHCARE RESOURCES, INC.


                                                By: /s/ Thomas S. Hilton
                                                    ----------------------------
                                                    Thomas S. Hilton
                                                    Senior Vice-President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit
 Number   Description
-------   -----------

  99.1 Press Release issued by D&K Healthcare Resources, Inc., dated October 26, 2004, reporting the Company's first quarter fiscal year 2005 preliminary results for the period ended September 30, 2004.